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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 15, 2004


                                 Belden CDT Inc.
                                 ---------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         Delaware                  001-12561                 36-3601505
         --------                  ---------                 ----------
     (State or other        (Commission File Number)        (IRS Employer
     jurisdiction of                                     Identification No.)
      incorporation)


                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
           ----------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000
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              (Registrant's telephone number, including area code)


                                       n/a
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of December 15, 2004, the Board of Directors of Belden CDT Inc. (the "Company") approved and adopted a new deferred compensation plan for non-employee directors entitled the "2004 Belden CDT Inc. Non-Employee Director Deferred Compensation Plan" (the "Plan"). The Plan permits non-employee directors to defer any of their compensation by making a timely deferral election. The Plan is included as an exhibit to this Form 8-K.

Apart from this, following completion of a merger transaction involving Belden Inc. ("Belden") and the Company (which became effective on July 15, 2004), the Board adopted the pre-merger compensation practices for non-employee directors of Belden. (Five members of the Company's post-merger Board had been members of Belden's Board; the other five members had been members of the Company's Board.) Belden's practice was to provide each non-employee director an annual retainer of $40,000; an annual restricted stock award of 2,000 shares; an annual retainer for Committee Chairs of $4,000; reimbursement for expenses attendant to Board membership; and a special meeting fee of $1,000. Thereafter, at its November 16, 2004 meeting, based, in part, on the recommendations of the compensation consultant engaged by the Board's Nominating and Corporate Governance Committee, the Board approved the following changes to these compensation levels for its non-employee directors effective January 1, 2005: an annual retainer of $50,000, an annual restricted stock award of 2,500 and an Audit Committee attendance fee of $1,000 per meeting (other compensation terms remaining the same).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      10.1  2004 Belden CDT Inc. Non-Employee Director Deferred Compensation
            Plan


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BELDEN CDT INC.

Date: December 20, 2004                         By: /s/ Kevin Bloomfield
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